The Dow Chemical Company The Dow Chemical Company 4Q 2013 Earnings Conference Call January 29, 2014 Revised on February 11, 2014 Exhibit 99.1

SEC Disclosure Rules

Some of our comments today include statements about our expectations for the future. Those expectations involve risks and uncertainties. Dow cannot guarantee the accuracy of any forecasts or estimates, and we do not plan to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see our annual report and our SEC filings.
In addition, some of our comments reference non-GAAP financial measures. Where available, presentation of and reconciliation to the most directly comparable GAAP financial measures and other associated disclosures are provided on the Internet at www.dow.com/financial.
™Trademark of The Dow Chemical Company or an affiliated company of Dow.
“EBITDA” is defined as earnings (i.e., “Net Income”) before interest, income taxes, depreciation and amortization.
“Adjusted EBITDA” is defined as EBITDA excluding the impact of Certain items.
“Adjusted EBITDA margin” is defined as “Adjusted EBITDA” as a percentage of reported net sales.
“Net Debt” equals total debt (“Notes payable” plus “Long-term debt due within one year” plus “Long-Term Debt”) minus “Cash and cash equivalents.”
“Net Debt to Total Capitalization” ratio is defined as “Net Debt” divided by “Net Capital.” “Net Capital” is defined as “Total Equity” + “Redeemable Noncontrolling Interest” + “Net Debt.”
“Net Debt to EBITDA” is defined as “Net Debt” divided by “Adjusted EBITDA.”
“Adjusted Return on Capital “is defined as TTM “Adjusted Net Operating Profit After Tax” divided by average “Total Capital.”
“Return on Tangible Capital” excludes certain items, goodwill, intangibles & amortization.
“Adjusted sales is defined as “Net Sales”  excluding sales related to prior-period divestitures.
“Adjusted volume” is defined as reported volume excluding the impact of prior-period divestitures.
“Adjusted price” is defined as reported price excluding the impact of prior-period divestitures.
Declared dividends equals “Common stock dividends declared per share of common stock” times “Share count – diluted, excluding preferred stock conversion to common shares” as of December 31, 2013. Share repurchases equals the current period change in “Treasury stock at cost.”

3 4Q and FY 2013 Overview Financial Update Driving Near-Term Shareholder Value CEO Priorities Agenda

Dow Reports 4Q13, Full-Year 2013 Results
4Q13 adjusted earnings per share of $0.65, up 97%
– Adjusted sales grew 4% driven by gains in all operating segments except
Feedstocks & Energy
– Adjusted EBITDA up 31% year-over-year; EBITDA margins expand 300bps
– Cash flow from operations totaled $2.2B in the quarter
– Net debt to capital declined to 30% – well below historical average
Full-year adjusted earnings grew 31% to $2.48 per share
– Adjusted EBITDA grew to $8.4B; EBITDA margins expanded 150bps
– Dow exceeded its goal to deliver $500MM of EBITDA through cost savings
– Generated ~$850MM from sales of non-strategic assets and businesses
– Cash from operating activities reached a new record of $7.8B
– Gross debt declined $3B; interest expense down $170MM year over year
– $1.8B to shareholders through share repurchases and declared dividends

Announcing 15% dividend increase and expansion of share
repurchase program to $4.5B – repurchases to be completed in 2014

5 4Q and FY 2013 Overview Financial Update Driving Near-Term Shareholder Value CEO Priorities Agenda

Dollars in millions, except per share amounts
4Q13 4Q12
Net Sales $14,386 $13,917
Adjusted Net Sales $14,386 $13,807
Volume change in percent +3% --
Price change in percent +1% --
EBITDA $2,325 $125
Adjusted EBITDA $2,102 $1,606
Net Income Available for Common Stockholders $963 $(716)
Net Income Available for Common Stockholders,
excluding Certain Items
$793 $389
Earnings per Common Share – diluted $0.79 $(0.61)
Adjusted Earnings per Share $0.65 $0.33
4Q13 Financial Performance

$0.33
$0.65
4Q12 Excl. Certain Items
Margin over H&E + Volume Growth
Equity Earnings
Cost Actions and Other
4Q13 Excl. Certain Items

Drivers of 4Q13 Financial Performance
Volume growth in Latin
America, North America and
Asia Pacific
Margins expanded in an
increasing H&E environment
Improving global ethylene
fundamentals led to higher
equity earnings from JVs in
Kuwait and Thailand
Cost reduction actions
ramped throughout quarter
Key Drivers in the Quarter

Operating Segment View
Electronic & Functional Materials
Sales up 3% on volume growth in Asia Pacific and North America
Dow Electronic Materials reported volume growth in Asia Pacific and North America, driven by strong demand in OLED materials and Interconnect Technologies
Functional Materials reported broad-based sales gains in all geographic areas led by North America, with strong year-end
demand growth in the home and energy sectors
Coatings & Infrastructure Solutions
Sales rose 10% with double-digit volume gains in North America,
EMEA and Asia Pacific
Dow Coating Materials delivers fourth consecutive quarter of sales growth; Performance Monomers delivered double-digit sales
growth in all regions and businesses
Dow Building and Construction grew revenue, led by demand
growth in all geographic areas

Operating Segment View
Agricultural Sciences
Record 4Q sales and EBITDA on strong farmer demand for
new technologies
Sales grew 13%, led by double-digit growth in North America
and Latin America
Crop Protection revenue rose 11%; new crop protection
products up 23%; FY13 Crop Protection sales up 10%
Strong demand for SmartStax
®
corn hybrids and increased
soybean sales drives 20% revenue growth in Seeds, Traits and
Oils; FY13 ST&O sales up 19%
Performance Materials
Sales up 1%; volume was flat, price increased 1%
Dow Automotive Systems reported year-on-year sales growth,
led by demand for structural adhesives
PS&F delivered double-digit sales growth, with strong demand for deicing fluids in North America
PO/PG reported revenue growth, driven by demand in home
and personal care products

Operating Segment View
Performance Plastics
Adjusted sales increased 8% on double-digit gains in Latin
America, Asia Pacific and North America
Dow Packaging and Specialty Plastics achieved price gains in all regions; volume growth in the flexible food and specialty packaging, hygiene and medical, and pipe market sectors
Dow Elastomers reported record 4Q revenue, led by strong
demand in transportation, carton sealing, and non-woven
market sectors
Feedstocks & Energy
Sales were 6% lower as a result of price declines
Hydrocarbon sales declined, due primarily to lower aromatic
prices
Chlor-Vinyl reported sales increases, driven by price and volume gains in ethylene dichloride

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
2010
2011
2012
2013

$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
$18.0
$17.0
$16.0
$5.9B of debt reduction
2010
2011
2012
2013

$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Increased remuneration
2010
2011
2012
2013

Financial Achievements

Higher cash flow drives lower debt and increasing remuneration
Cash Flow from
Operations
Substantial Debt
Reduction
Dividends and
Repurchases
Declared Dividends & Repurchases based on
ending diluted share count for each year
2013 includes after-tax impact of K-Dow award Gross Debt
Record cash flow
from operations
Billion ($)
Billion ($)
Billion ($)

Modeling Assumptions

Slow global growth expected to continue in 2014
Strong margins continue in
Performance Plastics
and
Electronics and
Functional Materials
Margin expansion
expected in all segments ex. Feedstocks and Energy
Equity Earnings
will remain steady around the ~$1B level
Previously announced cost-reduction actions will deliver another
$150-$200MM of savings in 2014
Pension expense
will be down approximately $300MM
Sadara costs will ramp
~$50-$100MM as we approach start-up
Capital expenditures
of $3.3-$3.5B
Tax rate
will be around 25-29%

13 4Q and FY 2013 Overview Financial Update Driving Near-Term Shareholder Value CEO Priorities Agenda

2013 Achievement Highlights
Financial
Operational
Strategic

• ~$850MM of non-strategic asset proceeds exceeded YE target
• Announced $5B commodity chemicals carve-out
• Investments on track and on budget – USGC, Sadara
• Closed Sadara financing of $12.5B
• >560 patents granted – an all-time company high
• Generated record cash flow from operations of $7.8B
• Exceeded $500MM cost savings target
• EBITDA margins expand 150bps
• Performance Plastics achieves $4.1B adjusted EBITDA, up 34%
– C&I adjusted EBITDA up 22% in 2H13 vs. 2H12
• Adjusted EPS growth of 31%
• Reduced debt by ~$3B; decreased interest expense by $170MM
– net debt to EBITDA at 1.4x
• Increased declared dividends and repurchases ~30%
• Received cash payment of $2.2B for K-Dow award

Annual strategic checkpoints with Board

Market Alignment

Strategic Investments

Exit Commodities

Strategic Pathway

2006
2013
2013 Strategic Review:
Accelerates portfolio & capital actions
focused on rapid exit of commodity chemicals
Invested $1.7B/yr in R&D
Acquired & integrated ROH
Recrafted Plastics to high-value,
attractive markets
Increased leadership in key
specialties via targeted bolt-ons
(e.g. Ag, Electronics, Water)
Expanded in-region presence and
local market capabilities
Strategic JVs to capture growth
in attractive regions: Expanded
in Map Ta Phut  and Bahia
Blanca; Formed Sadara
Divested $10B of commodities
Dramatically reduced low-margin
merchant market sales
Additional non-strategic
divestitures announced (e.g.
Chlorine carve-out)
Pivoted capital to leverage USGC
feedstock dynamics, providing
competitive advantage for
downstream specialties
2006 Approved Strategy: Drive R&D and technology to add value in growth markets; JV feedstocks, exit commodity merchant sales

Statement on Strategic Review
15-A
On February 11, 2014, Dow filed the following addendum to the Company’s fourth quarter and full-year 2013 earnings teleconference materials:
Dow’s Board and Executive Management team, in conjunction with external advisors, previously and recently conducted an evaluation as part of a broad and thorough review of the Company’s strategic options. That review found that a break-up of the Company in a significant manner (simplistically described as petrochemical and specialty chemical assets) created no productivity or capital allocation improvements, but rather negatively impacted
Dow’s value proposition which leverages scale, integration costs and technology benefits across multiple science-based, vertically integrated value chains. The strategic review outlined a series of actions to maximize Dow’s value, which the Company has been implementing.
Dow believes that the specific actions it has taken to transition Dow from a commodity-based model into a vertically integrated science Company focused on specialty materials, agriculture, and specialty plastics, is the right strategy to maximize value for all of our shareholders in the short and long term.

Significant Portfolio Change Drives Higher Earnings

Shift to attractive markets and geographies drives
mid-cycle margins improvement of 200bps
Developed
Emerging
20% in ‘06 35% in ‘13
Acquisitions &
Organic Growth: ~$18B
~$14-15B Divestments
(Actual and Announced)
e.g. Styron, Polypropylene,
TRN Refinery, Chlorine carve-out
2013
$53B
*
2006
$49B
Water, Ag, Food, Pharma
Geographical Sales
All figures represent Net Sales
*2013 excludes businesses announced  in the chlorine carve-out
Electronics, Coatings

Perf.
Materials
Strategic Pathway Post-2013 Review
Attractive Market
Alignment
Invest to Grow
Reposition & Exit
$4-5B Revenue
15% of Dow’s NBV
40 plants
11 sites
2,000 employees
Perf.
Mat.
Science Drives
Differentiation
Competitive Cost
Position
Strategic choices based on Dow’s low cost value chains and
businesses with attractive markets that value differentiated technology
Coatings &
Infrastructure
Solutions
Chemicals
(part of the Feedstocks
& Energy reporting
segment)
Electronic &
Functional
Materials
Agricultural
Sciences
Performance
Plastics

Driving Near-Term Growth and Margin Expansion
Agricultural Sciences
Performance Plastics

Electronic & Functional Mats
Integration and value chain investments bolster advantage
Brand owner engagement leads to new product innovation
designed to provide the value chain with:
–
Extended product shelf life, consumer convenience, and
improved seal properties
Sadara and USGC investments steadily enhance feedstock
advantage
Customer-focused solutions with a firm cost discipline
Preferentially invest in growth markets such as electronics, energy, water, food and pharma
Innovate with customers and brand owners, aligned to consumer trends
–
Healthier foods, sanitization, more effective medicine
–
Brighter, faster, more durable and longer-life mobile devices
Commercialize powerful R&D pipeline
In Crop Protection, new products deliver faster top-line growth than industry at above-average segment margins
Acceleration of SmartStax® platform in North America and Latin
America
Achieve scale efficiencies in Seeds, Traits and Oils
Ramp-up Enlist™ corn, soybeans and cotton

Implement cost improvement plans and innovate for growth
Lower, less volatile costs from PDH investment provides ~150 bps
Productivity improvements deliver ~150 bps
Construction market recovery strengthens and accelerates
Targeted innovation: Construction, Water lifts margins
–
Water purification, energy efficiency, higher performance
coatings
Coatings & Infrastructure
Performance Materials
Maintain tight cost controls and reposition portfolio
Cost improvement through PDH propylene integration ~$350MM
Continued tight cost controls add ~$100MM
Organic growth and innovation in key markets such as automotive, construction, energy, food & pharma and home & personal care
Portfolio optimization: Epoxy and Chlorinated Organics
Low-cost integrated Sadara complex
Feedstocks & Energy
Provide advantaged cost position to downstream businesses
Optimize feedslate to enhance cost advantage; not sales output
Portfolio optimization: USGC CA-CV assets
Driving Near-Term Growth and Margin Expansion

Path to Higher and More Consistent Earnings

Manage
working capital
Drive
low-cost
structure
Improve
return on capital
Higher
cash flow
from operations
Comprehensive actions to deliver sustainable, high-margin growth
Enhance
competitive
advantage
Prioritize high-return
integration
projects
Further differentiation
through
innovation
Invest in a rich
technology pipeline
Select
high-value
growth markets
Provide
science-
driven solutions
Anticipate and meet
customer
needs
Exit non-strategic
markets
Select Markets
(Narrower and Deeper)
Maximize Value
(Investments)
Productivity
(Operational
& Financial)

Dow’s EBITDA Roadmap

(1) Adjusted EBITDA is defined as earnings (i.e., “Net Income”) before interest, income taxes, depreciation and amortization excluding certain items.
A consistent pattern of actions to strengthen long-term financial prospects
2012 2013
Near-Term
Market
Alignment
Strategic
Investments
Productivity
Invest for growth in businesses aligned
to attractive, high-value markets
Enhance competitive advantage through
targeted innovation
Maximize value through
prioritized integrations
Realize full benefit of growth catalysts
Maintain tight focus on cost control
Complete non-strategic divestitures (e.g.
Chlorine carve-out)

2014
On the Path to $10B+ EBITDA Near Term
U.S. Enlist
Launch
Lower Pension
Expense
100 bps increase in the
discount rate translates
to >$250MM lower
pension expense
Operating Leverage
100 bps increase in
annual operating rate
translates to >$200MM
Tightening Global
Ethylene
$0.01/lb margin
improvement translates
to >$200MM
St. Charles
Ethylene
Restart
Cost
Savings
Ramp-up
Louisiana
Ethane
Flexibility
Freeport
PDH
Sadara
2015-16 2017
TX Ethylene
and USGC
Derivatives
Potential Sources of Additional EBITDA Upside
Near-Term Controllable Growth Catalysts
$50-$100MM
over 2013
>$350MM
in 2014-15
>$250MM/yr
run-rate
>$450MM/yr
run-rate
NPV>$1B
~$500MM
annually
>$1.5B/yr
run-rate
$3 - $4B in transactions

Productivity
Additional actions to
drive earnings growth

$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Cash Flow from Operations ($B)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Net Debt to EBITDA
2009
2010
2011
2012
2013
Cash Flow from Operations
Net Debt to EBITDA

Clear Cash Priorities
Increasing cash flow and stronger balance sheet enables
increased remuneration and high-return growth projects

Accelerate Share
Repurchases
Expanded to
$4.5B
Increased
Dividend
15% increase in
1Q14 dividend
High-Return
Organic Growth
CapEx of $3.3-
$3.5B in 2014
2013 cash flow from operations includes after-tax impact of K-Dow award
“Net Debt to EBITDA” is defined as net debt divided by “Adjusted EBITDA.” Net debt equals total debt (“Notes Payable”
plus “Long-term debt due within one year” plus “Long-Term Debt”) minus “Cash and cash equivalents.”
Record cash flow
from operations
$7.8B in 2013
Stronger balance
sheet
1.4x net debt to
EBITDA
Non-strategic
business and
asset divestitures
$3-4B in 2013-15

Agenda 24 4Q and FY 2013 Overview Financial Update Driving Near-Term Shareholder Value CEO Priorities

Intense focus on operational discipline and business-specific
ROC value drivers to generate ongoing strong cash flow
Drive further margin expansion and earnings growth
Build on cost savings momentum with additional productivity
gains to drive efficiency and cash flow
Accelerate narrower and deeper market focus with successful
execution of high return integration and growth projects
Execute non-strategic business divestitures
CEO Priorities

Drive higher returns on capital to increase
shareholder value

* * * * * * * *****************

Electronic and Functional Materials
Dollars in millions
4Q13 4Q12
Sales $1,130 $1,098
Price
Volume
(1)%
4%
EBITDA $226 $155
Adjusted EBITDA $226 $211
Equity earnings (included in EBITDA) $31 $13
Equity Earnings, ex-CI (included in EBITDA) $31 $21
Dow Electronic
Materials
Functional
Materials
4Q13 Sales
4Q13 Trends
vs. 4Q12
Sales Price Volume
Dow Electronic Materials -
Functional Materials

↑	↓	↑
	↑	↑	↑
	↓	↑	↓
	↑	↑	↑

VISION, STRENGTH and FOCUS

Dow Building &
Construction
Dow Coating
Materials
Dow Water &
Process Solutions
Performance
Monomers
4Q13 Sales
Dollars in millions
4Q13 4Q12
Sales $1,738 $1,577
Price
Volume
(1)%
11%
EBITDA $113 $36
Adjusted EBITDA $173 $129
Equity earnings (included in EBITDA) $38 $(46)
Equity Earnings ex-CI $38 $35
4Q13 Trends
vs. 4Q12
Sales Price Volume
Dow Building & Construction
Dow Coating Materials
Dow Water & Process Solutions
Performance Monomers
Coatings & Infrastructure Solutions

Dollars in millions
4Q13 4Q12
Sales $1,774 $1,566
Price
Volume
(2)%
15%
EBITDA $177 $156
Equity earnings (included in EBITDA) - $(2)
4Q13 Trends
vs. 4Q12
Sales Price Volume
Crop Protection
Seeds, Traits and Oils
Agricultural Sciences

4Q13 Sales
Amines
Chlorinated Organics
Dow Automotive Systems
Dow Formulated Systems
Dow Oil & Gas
Dow Plastics Additives
Epoxy
Oxygenated Solvents
Polyglycols, Surfactants and Fluids
Polyurethanes
PO/PG

	↓		↓
	↑	↓	↑
	↑	↑	↑
	↑	↑	↑
	↑	↑	↑
	↓	↓	↓
	↓	↓	↓
	↑	↑	↑
	↑	↑	↑
	↑		↑
	↑	↑	

VISION, STRENGTH and FOCUS

Dollars in millions
4Q13 4Q12
Sales $3,391 $3,355
Price
Volume
1%
0%
EBITDA $398 $(137)
Adjusted EBITDA $421 $267
Equity losses (included in EBITDA) $(18) $(25)
4Q13 Trends
vs. 4Q12
Sales Price Volume
Amines
-
Chlorinated Organics
Dow Automotive Systems
Dow Formulated Systems
Dow Oil, Gas & Mining
Dow Plastics Additives
Epoxy
Oxygenated Solvents
Polyglycols, Surfactants & Fluids
Polyurethanes -
Propylene Glycol / Propylene Oxide
-
Performance Materials

4Q13 Sales

Dow Elastomers
Dow Electrical &
Telecommunication
s
Dow Packaging
& Specialty
Plastics
Dollars in millions
4Q13 4Q12
Sales $3,855 $3,677
Adjusted Sales $3,855 $3,567
Price
Volume
Adjusted Volume
7%
(2)%
1%
EBITDA $1,617 $803
Adjusted EBITDA $1,160 $829
Equity earnings (included in EBITDA) $80 $33
4Q13 Trends
vs. 4Q12
Sales Price Volume
Dow Elastomers
Dow Electrical & Telecommunications
-
Dow Packaging and Specialty Plastics
Performance Plastics

↑	↓	↑
	↑	↑	↑
		↓	↑
	↓	↓	↓

DOW
VISION, STRENGTH and FOCUS

Chlor-
Alkali/Chlor-Vinyl
EO/EG
Energy
Hydrocarbons
4Q13 Sales
Dollars in millions
4Q13 4Q12
Sales $2,427 $2,582
Price
Volume
(6)%
0%
EBITDA $238 $186
Adjusted EBITDA $217 $193
Equity earnings (included in EBITDA) $140 $152
4Q13 Trends
vs. 4Q12
Sales Price Volume
Chlor-Alkali/Chlor-Vinyl
Energy
Ethylene Oxide/Ethylene Glycol (EO/EG) -
Hydrocarbons
Feedstocks & Energy

Three Months Ended
In millions
12/31/13 12/31/12
EBITDA ex certain Items $2,102 $1,606
Certain Items $223 $(1,481)
EBITDA $2,325 $125
- Depreciation and amortization $689 $680
+ Interest income $12 $15
- Interest expense and amortization of debt discount $262 $310
Income Before Income Taxes $1,386 $(850)
- Provision for income taxes $358 $(99)
- Net income attributable to noncontrolling interests $(20) $(120)
- Preferred stock dividends $85 $85
Net Income Available for The Dow Chemical Company Common Stockholders $963 $(716)
Reconciliation of Non-GAAP Financial Measures

Certain Items Impacting Results

In millions, except per share amounts (unaudited)

	Pretax Impact (1)		Net Income (2)		EPS - Diluted (3)	
	Three Months Ended		Three Months Ended		Three Months Ended	
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Adjusted to exclude certain items (non-GAAP measures)	[redacted]	[redacted]	$793	$389	$0.65	$0.33
Asset Impairment and related costs	$(194)	-	$(132)	-	$(0.11)	-
Restructuring plan implementation costs	$(13)	$(22)	$(11)	$(14)	$(0.01)	$(0.01)
Goodwill impairment	-	$(220)	-	$(220)	-	$(0.19)
1Q12 Restructuring charge	$16	4	16	7	$0.01	-
4Q12 Restructuring charge	$6	$(990)	$5	$(671)	$0.01	$(0.57)
Charge related to Dow Corning restructuring and asset abandonment	-	$(89)	-	$(82)	-	$(0.07)
Charge for Sadara related development and other costs	-	$(73)	-	$(70)	-	$(0.06)
Gain on sale of Dow Polypropylene Licensing and Catalysts business	$451	-	$356	-	$0.29	-
Gain on sale of a 7.5 percent ownership interest in Freeport LNG Development, LP	$87	-	$69	-	$0.06	-
Gain on sale of ownership interest in Dow Kokam LLC	$26	-	$18	-	$0.01	-
Gain on sale of contract manufacturing business	-	$8	-	$8	-	$0.01
Loss on early extinguishment of debt	$(156)	$(99)	$(98)	$(63)	$(0.08)	$(0.05)
Uncertain tax position adjustments	-	-	$(53)	-	$(0.04)	-
Total certain items	$223	$(1,481)	$170	$(1,105)	$0.14	$(0.94)
Reported (GAAP amounts)	[redacted]	[redacted]	**$963**	**$(716)**	**$0.79**	**$(0.61)**

(1) Impact on "Income Before Income Taxes"

(2) "Net Income (Loss) Available for The Dow Chemical Company Common Stockholders"

(3) "Earnings (Loss) per common share – diluted"

DOW VISION, STRENGTH and FOCUS

34

34 Supplemental Information- 4Q13

Certain items increasing (decreasing) EBITDA by operating segment
In millions
Three Months Ended
12/31/13 12/31/12
Electronic and Functional Materials - $(56)
Coatings and Infrastructure Solutions $(60) $(93)
Agricultural Sciences - -
Performance Materials $(23) $(404)
Performance Plastics $457 $(26)
Feedstocks and Energy $21 $(7)
Corporate $(172) $(895)
Total $223 $(1,481)
Certain Items Affecting Results - 4Q13

Results in the fourth quarter of 2013 were impacted by the following items:
• Pretax charges of $194 million for asset impairments and related costs, including the shutdown of manufacturing facilities, in the Chlor-
Alkali/Chlor-Vinyl business, Dow Building and Construction business, Dow Formulated Systems business, Dow Plastics Additives business,
Epoxy business, and Corporate. The charges were included in "Cost of sales" ($181 million), "Amortization of intangibles" ($3 million) and
"Equity in earnings of nonconsolidated affiliates" ($10 million) in the consolidated statements of income and reflected in Coatings and
Infrastructure Solutions ($61 million), Performance Materials ($38 million), Feedstocks and Energy ($66 million) and Corporate
($29 million).
• Pretax charges of $13 million for implementation costs related to the Company's restructuring programs. The charges were included in
"Cost of sales" ($10 million), "Research and development expenses" ($2 million) and "Selling, general and administrative expenses"
($1 million) in the consolidated statements of income and reflected in Corporate.
• Pretax gain of $16 million for adjustments to asbestos abatement costs and contract cancellation fees related to the 1Q12 Restructuring plan. The gain was included in "Restructuring charges (credits)" in the consolidated statements of income and reflected in Coatings and
Infrastructure Solutions ($1 million) and Performance Materials ($15 million).
• Pretax gain of $6 million for adjustments to contract cancellation fees related to the 4Q12 Restructuring plan. The gain was included in
"Restructuring charges (credits)" in the consolidated statements of income and reflected in Performance Plastics.
• A $451 million pretax gain on the December 2, 2013 divestiture of the Dow Polypropylene Licensing and Catalysts business, included in
"Sundry income (expense) - net" in the consolidated statements of income and reflected in Performance Plastics.
• Pretax gain of $87 million on the sale of a 7.5 percent ownership interest in Freeport LNG Development, L.P., included in "Sundry income
(expense) - net" in the consolidated statements of income and reflected in Feedstocks and Energy.
• A pretax gain of $26 million on the sale of the Company's ownership interest in Dow Kokam LLC, included in "Sundry income (expense) -
net" in the consolidated statements of income and reflected in Corporate.
• Pretax loss of $156 million on the early extinguishment of debt, included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in Corporate.
• A tax charge of $53 million for the accrual of additional penalties and interest related to court rulings on two separate matters that resulted in the adjustment of uncertain tax positions.
Supplemental Information – 4Q13

Results in the fourth quarter of 2012 were impacted by the following items:
• Pretax charges of $22 million for implementation costs related to the Company's restructuring programs. The charges were included in "Cost of sales" ($1 million) and "Selling, general and administrative expenses" ($21 million) in the consolidated statements of income and reflected in Corporate.
• Pretax charge of $220 million for a goodwill impairment loss related to the Dow Formulated Systems reporting unit. The charge was included in
"Goodwill impairment loss" in the consolidated statements of income and reflected in Performance Materials.
• Pretax gain of $4 million ($7 million gain after tax) for adjustments to asset write-downs and contract cancellation fees related to the 1Q12
Restructuring plan. The gain was included in "Restructuring charges (credits)" in the consolidated statements of income and reflected in Coatings and Infrastructure Solutions.
• Pretax restructuring charges of $990 million. On October 23, 2012, the Company's Board of Directors approved a restructuring plan ("4Q12
Restructuring") to advance the next stage of the Company's transformation and to address macroeconomic uncertainties. The 4Q12 Restructuring plan accelerates the Company's structural cost reduction program and will affect approximately 2,800 positions. The 4Q12 Restructuring plan also includes asset impairments related to the shutdown of 20 manufacturing facilities, the write-off of certain capital project spending and an impairment charge related to the write-down of Dow Kokam LLC's long-lived assets. As a result of these activities, the Company recorded pretax restructuring charges of $990 million in the fourth quarter of 2012 consisting of costs associated with exit and disposal activities of $39 million, severance costs of $375 million and costs associated with asset write-downs and write-offs of $576 million. The charges were included in
"Restructuring charges (credits)" in the consolidated statements of income and reflected in the Company's segment results as follows: $48 million in Electronic and Functional Materials, $16 million in Coatings and Infrastructure Solutions, $192 million in Performance Materials, $26 million in
Performance Plastics, $7 million in Feedstocks and Energy and $701 million in Corporate.
• Pretax loss of $89 million related to the abandonment of a polycrystalline silicon plant expansion as well as restructuring charges incurred at Dow
Corning Corporation, a nonconsolidated affiliate. The loss was included in "Equity in earnings of nonconsolidated affiliates" in the consolidated statements of income and reflected in Electronic and Functional Materials ($8 million) and Coatings and Infrastructure Solutions ($81 million).
• Pretax loss of $73 million related to expensed project development and other costs associated with Sadara Chemical Company, a nonconsolidated affiliate. The loss was included in "Equity in earnings of nonconsolidated affiliates" in the consolidated statements of income and is reflected in Corporate.
• Pretax gain of $8 million related post-closing adjustments on the sale of a contract manufacturing business. The gain was included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in Performance Materials.
• Pretax loss of $99 million on the early extinguishment of debt, included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in Corporate.
Supplemental Information – 4Q12

Reconciliation of Non-GAAP Financial Measures
Twelve Months Ended
Dollars in millions
12/31/13 12/31/12
EBITDA ex certain items $8,362 $7,453
Certain Items $2,183 $(1,862)
EBITDA $10,545 $5,591
- Depreciation and amortization $2,681 $2,698
+ Interest income $41 $41
- Interest expense and amortization of debt discount $1,101 $1,269
Income Before Income Taxes $6,804 $1,665
- Provision for income taxes $1,988 $565
- Net income (loss) attributable to noncontrolling interests $29 $(82)
- Preferred stock dividends $340 $340
Net Income Available for The Dow Chemical Company Common Stockholders $4,447 $842

Certain Items Impacting Results

In millions, except per share amounts (unaudited)

	Pretax Impact (1)		Net Income (2)		EPS - Diluted (3)	
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended	
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Adjusted to exclude certain items (non-GAAP measures)			$2,981	$2,249	$2.48	$1.90
Asset Impairment and related costs	$(194)	-	$(132)	-	$(0.11)	-
Restructuring plan implementation costs	$(44)	$(22)	$(32)	$(14)	$(0.03)	$(0.01)
Goodwill impairment	-	$(220)	-	$(220)	-	$(0.19)
1Q12 Restructuring charge	$16	$(353)	16	$(280)	$0.01	$(0.25)
4Q12 Restructuring charge	$6	$(990)	$5	$(671)	$0.01	$(0.57)
Charge related to Dow Corning restructuring and asset abandonment	-	$(89)	-	$(82)	-	$(0.07)
Charge for Sadara related development and other costs	-	$(73)	-	$(70)	-	$(0.06)
Gain from K-Dow arbitration	$2,161	-	$1,647	-	$1.37	-
Gain on sale of Dow Polypropylene Licensing and Catalysts business	$451	-	$356	-	$0.29	-
Gain on sale of a 7.5 percent ownership interest in Freeport LNG Development, LP	$87	-	$69	-	$0.06	-
Gain on sale of ownership interest in Dow Kokam LLC	$26	-	$18	-	$0.01	-
Gain on sale of contract manufacturing business	-	$8	-	$8	-	$0.01
Loss on early extinguishment of debt	$(326)	$(123)	$(205)	$(78)	$(0.17)	$(0.06)
Adjustment of uncertain tax provision	-	-	$(276)	-	$(0.23)	-
Dilutive affect of assumed conversion					$(0.01)	-
Reported (GAAP amounts)			**$4,447**	**$842**	**$3.68**	**$0.70**

(1) Impact on "Income Before Income Taxes"
(2) "Net Income (Loss) Available for The Dow Chemical Company Common Stockholders"
(3) "Earnings (Loss) per common share – diluted"

DOW VISION, STRENGTH and FOCUS
39

39 Supplemental Information- 2013 Full Year

Certain Items Affecting Results - YTD
Certain items increasing (decreasing) EBITDA by operating segment
In millions
Twelve Months Ended
12/31/13 12/31/12
Electronic & Functional Materials - $(73)
Coatings & Infrastructure Solutions $(60) $(134)
Agricultural Sciences - -
Performance Materials $(23) $(590)
Performance Plastics $457 $(26)
Feedstocks & Energy $21 $(7)
Corporate $1,788 $(1,032)
Total $2,183 $(1,862)

In addition to the items described above for the fourth quarter of 2013, results for the year ended December 31, 2013 were impacted by the following items:
• Pretax charges of $31 million for implementation costs related to the Company's restructuring programs. The charges were included in "Cost of sales" ($30 million) and "Selling, general and administrative expenses" ($1 million) in the consolidated statements of income and reflected in Corporate.
• Pretax loss of $170 million on the early extinguishment of debt, included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in Corporate.
• Pretax gain of $2.161 billion related to damages awarded to the Company in the K-Dow arbitration proceeding. The gain as included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in
Corporate.
• A tax charge of $223 million related to court rulings on two separate matters that resulted in the adjustment of uncertain tax positions.
Supplemental Information – YTD

Supplemental Information - YTD (continued)
In addition to the items described above for the fourth quarter of 2012, results for the year ended December 31, 2012 were impacted by the following items:
• Pretax restructuring charges of $357 million. On March 27, 2012, the Company's Board of Directors approved a restructuring plan ("1Q12 Restructuring") as part of a series of actions to optimize its portfolio, respond to changing and volatile economic conditions, particularly in Western Europe, and to advance the Company's Efficiency for
Growth program, initiated by the Company in the second quarter of 2011. The restructuring plan includes the shutdown of a number of manufacturing facilities and a workforce reduction. As a result of these activities, the
Company recorded pretax restructuring charges of $357 million in the first quarter of 2012 consisting of costs associated with exit and disposal activities of $150 million, severance costs of $113 million and costs associated with asset write-downs and write-offs of $94 million. The impact of the charges was shown as "Restructuring charges
(credits)" in the consolidated statements of income and is reflected in the Company's segment results as follows: $17 million in Electronic and Functional Materials, $41 million in Coatings and Infrastructure Solutions, $186 million in
Performance Materials and $113 million in Corporate.
• Pretax loss of $24 million on the early extinguishment of debt, included in "Sundry income (expense) - net" in the consolidated statements of income and reflected in Corporate.

Dow defines emerging geographies as the following:
Eastern Europe, including Russia
Asia Pacific, excluding Japan, Australia and New Zealand
Latin America
India
Middle East
Africa
Emerging Geographies

Although Dow participates in many joint ventures, the most significant joint ventures from a financial perspective are:
Dow Corning Corporation
EQUATE Petrochemical Company K.S.C.
The Kuwait Olefins Company K.S.C.
Map Ta Phut Olefins Company Limited
MEGlobal
Sadara Chemical Company
The SCG-Dow Group
Univation Technologies, LLC
Principal Joint Ventures

Principal Joint Ventures - Total Dow Proportionate Share
Dollars in millions (unaudited)
4Q13 4Q12
Dollars in millions (unaudited)
4Q13 4Q12
Sales $4,714 $4,506 Sales $2,118 $1,994
Adjusted Sales
(1)
$3,625 $3,315 Adjusted Sales
(1)
$1,648 $1,503
EBITDA
(2)
$891 $263 EBITDA
(2)
$425 $115
Depreciation & Amortization $225 $209 Depreciation & Amortization $105 $96
EBITDA in Excess of Equity
Earnings
$184 $83
Equity Earnings $241 $32
Net Debt
(3)
$3,529 $1,855
(1) Adjusted Sales defined as Sales for these joint ventures less sales to Dow and/or to other Dow joint ventures.
(2) EBITDA defined as earnings (i.e., “Net Income”) before interest, income taxes, depreciation and amortization.
(3) Net Debt excludes debt owed to Dow and / or to other Dow joint ventures.
Preliminary Results for Principal Joint Ventures

2002 2003 2004 2005 2006 2007 2008 2009 2010
Quarterly Average Equity Earnings excluding certain items
$10 $81 $231 $241 $240 $281 $197 $181 $278
Equity Earnings excluding certain items, for the year
40 322 923 964 959 1,122 787 724 1,112
Certain items:
Dow Corning Restructuring
- - - - - - - (29) -
Equipolymers impairment
- - - - - - - (65) -
Equity in earnings of nonconsolidated affiliates
$40 $322 $923 $964 $959 $1,122 $787 $630 $1,112
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Equity Earnings excluding certain items
$298 $291 $289 $259 $169 $148 $175 $206 $230 $228 $322 $254
Certain items:
Dow Corning restructuring/asset
abandonment
- - - - - - - (89) - - - -
Gain on collection of impaired note
receivable
- - 86 - - - - - - - - -
Sadara related development and other
costs
- - - - - - - (73) - - - -
Impairment Need Help describing
- - - - - - - - - - - (10)
Equity in earnings of nonconsolidated
affiliates
$298 $291 $375 $259 $169 $148 $175 $44 $230 $228 $322 $264
Reconciliation of Equity Earnings

Global Operating Rates as a Percent of Capacity
Year QTR YTD
2010 1Q 83% 83%
2Q 80% 82%
3Q 86% 83%
4Q 81% 83%
2011 1Q 83% 83%
2Q 84% 83%
3Q 83% 83%
4Q 72% 80%
2012 1Q 83% 83%
2Q 78% 81%
3Q 83% 81%
4Q 78% 81%
2013 1Q 82% 82%
2Q 78% 80%
3Q 82% 81%
4Q 82% 81%

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